Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of GammaCan International Inc. (the “Company”) on Form 10-QSB for the period ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Patrick Schnegelsberg, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: August 14, 2008	By:	/s/ Patrick Schnegelsberg

Patrick Schnegelsberg Chief Executive Officer